UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2017

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Supplemental Indenture and First-Priority Senior Secured Notes due 2022

On May 12, 2017, Hexion Inc. (the “Issuer” or “Hexion”) entered into a second supplemental indenture (the “Supplemental Indenture”) among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”), to an indenture, dated as of February 8, 2017, between Hexion 2 U.S. Finance Corp. and the Trustee (as supplemented by the First Supplemental Indenture, dated as of February 8, 2017, among the Issuer, the guarantors party thereto and the Trustee, the “Indenture”), pursuant to which the Issuer issued $75,000,000 aggregate principal amount of First-Priority Senior Secured Notes due 2022 (the “Notes”), which mature on February 1, 2022. The Notes were offered as additional notes under the Indenture with substantially the same terms as all other outstanding notes under the Indenture (the “Existing Notes”). The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The terms of the Indenture and the Notes are more fully described in the Current Report on Form 8-K that the Issuer filed on February 10, 2017.

Additional Secured Party Consent

On May 12, 2017, the Issuer, the subsidiaries of Hexion party thereto, Wilmington Trust, National Association, as collateral agent (the “First Lien Collateral Agent”), Wilmington Trust, National Association, as authorized representative for the notes obligations, Wilmington Trust, National Association, as authorized representative for the initial other first priority obligations, and the Trustee, as authorized representative for the new secured parties, entered into an Additional Secured Party Consent (the “Additional Secured Party Consent”) to the Collateral Agreement, dated as of March 28, 2013 (the “First Lien Collateral Agreement”), among the Issuer, the Issuer’s subsidiaries party thereto and the Collateral Agent. Pursuant to the Additional Secured Party Consent, the Trustee, representing holders of the Notes, (x) has become a party to the First Lien Collateral Agreement and a party to the intercreditor agreement, dated as of April 15, 2015, among the First Lien Collateral Agent, Wilmington Trust, National Association, as authorized representative under the existing first lien agreement, Wilmington Trust, National Association, as the initial other authorized representative, and each additional authorized representative from time to time party thereto, Hexion LLC, the Issuer, and each subsidiary of the Issuer from time to time party thereto (as supplemented to the date hereof, the “First Lien Intercreditor Agreement”), in each case on behalf of such holders, and (y) has appointed and authorized the First Lien Collateral Agent to act as collateral agent on behalf of the authorized representative and the holders of the Notes and to exercise various powers under the First Lien Collateral Agreement.

Fifth Joinder and Supplement to the Second Lien Intercreditor Agreement

On May 12, 2017, the Trustee entered into a fifth joinder and supplement to the intercreditor agreement (the “Fifth Joinder to the Second Lien Intercreditor Agreement”), dated as of January 31, 2013, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust Company, as trustee and collateral agent for the existing 9.00% Second-Priority Senior Secured Notes due 2020 (the “Second Lien Notes”), Wilmington Trust, National Association, as senior-priority agent for the existing 6.625% First-Priority Senior Secured Notes due 2020, the existing 10.00% First-Priority Senior Secured Notes due 2020 and the Notes (the “Existing First Lien Notes”), Wilmington Trust, National Association, as senior-priority agent for the Notes, Wilmington Trust, National Association, as senior-priority agent for the existing 13.75% Senior Secured Notes due 2022 (the “Senior Secured Notes”), Hexion LLC, the Issuer, and each subsidiary of the Issuer from time to time party thereto (as supplemented to the date hereof, the “Second Lien Intercreditor Agreement”). Pursuant to the Fifth Joinder to the Second Lien Intercreditor Agreement, the Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent.

The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Grantors’ (as defined below) certain assets securing (i) the Notes, (ii) the Senior Secured Notes, (iii) the Existing First Lien Notes, (iv) the Second Lien Notes and (v) the borrowings under the ABL Facility and certain other matters relating to the administration of security interests.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Second Supplemental Indenture, dated as of May 12, 2017, by and among Hexion Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, related to the 10.375% First-Priority Senior Secured Notes due 2022.

Exhibit 10.1	Additional Secured Party Consent, dated as of May 12, 2017, among Wilmington Trust, National Association, as authorized representative for the new secured parties, Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as authorized representative for the notes obligations, Wilmington Trust, National Association, as authorized representative for the initial other first priority obligations, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.2	Fifth Joinder and Supplement to Intercreditor Agreement, dated as of May 12, 2017, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new notes, Wilmington Trust, National Association, as senior-priority agent for the 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date: May 12, 2017	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Second Supplemental Indenture, dated as of May 12, 2017, by and among Hexion Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, related to the 10.375% First-Priority Senior Secured Notes due 2022.

Exhibit 10.1	Additional Secured Party Consent, dated as of May 12, 2017, among Wilmington Trust, National Association, as authorized representative for the new secured parties, Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as authorized representative for the notes obligations, Wilmington Trust, National Association, as authorized representative for the initial other first priority obligations, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.2	Fifth Joinder and Supplement to Intercreditor Agreement, dated as of May 12, 2017, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new notes, Wilmington Trust, National Association, as senior-priority agent for the 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

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